Advisors Capital Tactical Fixed Income Fund
	Schedule of Investments
	June 30, 2022 (Unaudited)
Shares			Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Fixed Income
105,600	Invesco Bulletshares 2026 Corporate Bond ETF		$ 2,034,912
29,100	iShares 0-5 Year High Yield Corporate Bond ETF		1,180,005
23,400	iShares 0-5 Year TIPS Bond ETF		2,373,462
50,100	iShares CMBS ETF		2,410,311
96,600	iShares iBond Dec. 2025 Term Corporate ETF		2,386,020
50,200	iShares iBond Dec. 2027 Term Corporate ETF		1,198,274
26,295	iShares Interest Rate Hedged Corporate Bond ETF		2,373,387
48,900	SPDR Bloomberg Short Term High Yield Bond ETF		1,179,468
146,600	SPDR Portfolio Intermediate Term Corporate Bond ETF		4,783,558
			19,919,397	76.56%

Hybrid
160,500	Invesco Variable Rate Preferred ETF		3,561,495
			3,561,495	13.69%
Total for Exchange Traded Funds (Cost - $24,691,669)			23,480,892	90.25%

MONEY MARKET FUNDS
2,345,089	Fidelity® Investments Money Market - Government Portfolio -
	Class I 1.21% *		2,345,089	9.01%
	(Cost - $2,345,089)

	Total Investments		25,825,981	99.26%
	(Cost - $27,036,758)

	Other Assets in Excess of Liabilities		192,195	0.74%

	Net Assets		$ 26,018,176	100.00%

* The Yield shown represents the 7-day yield at June 30, 2022.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at June 30, 2022, was $27,036,758. At June 30, 2022, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in options written) was as follows:

	Unrealized Appreciation		$ 5,006
	Unrealized Depreciation		(1,215,783)
	Unrealized Depreciation		$ (1,210,777)

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price an equity security is generally valued at the last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. If market prices are not available or, in the opinion of Fund management including as informed by the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees (the "Trustees" or the "Board"). Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2022:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 23,480,892	$ -	$ -	$ 23,480,892
Money Market Funds	2,345,089	-	-	2,345,089
Total	$ 25,825,981	$ -	$ -	$ 25,825,981

Refer to the Fund's Schedule of investments for a listing of securities by Industry. The Fund did not hold any level 3 assets during the fiscal quarter ended June 30, 2022.